Employee Benefit Expenses	12 Months Ended
Dec. 31, 2022
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Employee Benefit Expenses
NOTE 27: EMPLOYEE BENEFIT EXPENSES
As of December 31, 2022, we employed 28 full-time employees, 3 part-time employees, 7 members of the Executive Committee (among them 3 are under management services agreement), and 1 manager under
management services agreements. We have never had a work stoppage We consider our relationship with our employees to be good.

(€‘000)	For the year ended December 31,
	2022	2021	2020
Salaries, wages and fees	7 470	7 975	7 139
Executive Committee compensation	3 599	3 115	2 773
Share-based payments	1 624	2 172	2 782
Social security	1 237	1 444	1 487
Post-employment benefits	147	251	263
Hospitalization insurance	226	142	146
Other benefit expense	128	116	138

Total Employee expenses	14 432	15 215	14 727

Total employee expenses decreased in 2022 compared to 2021. Salaries, wages and fees expenses decreased compared to 2021, which reflects the impact of the reorganization of the Group (including one-off expenses), consistent with a total staff full time equivalent (“FTE”) reduction of
16.6
% for the year 2022. The increase of the Executive Committee compensation is due to the its reorganization through the year 2022 (including one-offs expenses) which is compensated by the decrease of the expenses associated with the share-based payments (non-cash expenses) related to the warrants plan offered to the employees, managers and directors, mainly related to the decrease in the fair market value of stock options issued in 2022.

Total employee expenses increased in 2021 compared to 2020. Salaries, wages and fees expenses show a net increase year-on-year, which reflects the organic growth of the Group, in line with a total staff FTE increased by
14.2
% at December 31, 2021.

Staff full time equivalent (“FTE”)	For the year ended December 31,
	2022	2021	2020
Research & Development	82.6	94.1	81.7
General and Administration	11.0	18.2	16.6

Total Staff FTE	93.6	112.3	98.3